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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):     March 20, 2000
                                                      --------------



                           THE A CONSULTING TEAM, INC.
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             (Exact name of registrant as specified in its charter)


     New York                          0-22945                 13-3169913
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(State or other jurisdiction      (Commission File        (IRS Employer
      of incorporation)                Number)              Identification No.)


    200 Park Avenue South, New York, New York                     10003
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      (Address of principal executive offices)                   (Zip Code)

Registrant's telephone number, including area code: (212) 979-8228
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Item 5.     Other Events

      A description of an event affecting the Registrant is set forth in the Registrant's press release dated March 20, 2000 attached hereto as Exhibit Number 99 which is incorporated by reference herein in its entirety.








Item 7(c).  Exhibits

99          Press Release dated March 20, 2000.


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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                               The A Consulting Team, Inc.
                                           ------------------------------------
                                                        (Registrant)



March 22, 2000                               By: /s/ Shmuel BenTov
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     Date                                        Shmuel BenTov, President
                                                 and Chief Executive Officer




March 22, 2000                               By: /s/ Frank T. Thoelen
------------------                               -------------------------------
     Date                                        Frank T. Thoelen
                                                 Treasurer and Chief Financial
                                                 Officer


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                                  EXHIBIT INDEX

Exhibit
Number                  Description
------                  -----------

99                      Press release dated March 20, 2000